Aegis Value Fund, Inc.

Semi-Annual Report

February 28, 2003




Shareholders' Letter                                    April 16, 2003


To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund's Semi-Annual Report for the six months ended February 28, 2003.

We take this opportunity to welcome new shareholders to the Fund and provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in well-researched, small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are inefficient, and we are contrarian, bottom-up stock selectors. We buy stocks trading at low price-to-book ratios and price-to-earnings ratios, a segment of the market where academic research shows historical returns to be significantly higher than the overall market. We prefer to invest in companies with shareholder-oriented management, as is evidenced by high levels of insider ownership, bargain-priced corporate share repurchases, rising dividends, and appropriate executive salary and option levels. We tend to purchase companies when they are misunderstood, distressed, out of favor, or neglected, and hold these companies until share prices reach our estimates of intrinsic value.

For more information on our philosophy, investment strategy, or performance, please stop by our website at www.aegisvaluefund.com or call us at 1-800-528-3780.


Fund Performance

Since the Aegis Value Fund's inception May 15, 1998, the Fund has performed quite well against the market averages, returning a cumulative gain of 71.9 percent. This gain compares favorably to a cumulative gain of 5.2 percent in our primary small-cap value benchmark, the Russell 2000 Value Index, a 15.0 percent decline in the S&P 500 Index of large-cap stocks and a 14.6 percent decline in the Russell 2000 Index of small-cap stocks. We currently hold a 5-star rating by Morningstar and a trailing three-year record that places us in the top 4 percent of all small-cap value funds tracked by Morningstar.

During the six months ended February 28, 2003, the Aegis Value Fund suffered a decline of 6.2 percent. While we are not pleased to report a loss, we are happy to have achieved a slight improvement over the Russell 2000 Value Index, which declined by 8.5 percent. The S&P 500 Index and Russell 2000 Index declined by 7.3 percent and 7.1 percent respectively.

The first quarter of 2003 proved to be a difficult environment for us, as we were trying to swim upstream against a strong current. The Merrill Lynch Quantitative Group, which often examines the efficacy of various investment approaches, recently looked at investment results from the first quarter of this year. They found that the lowest decile of price-to-book stocks in the S&P 500, a deep value large-cap analog to our own Fund's smaller-cap universe, registered a 10.7 percent market decline. This result was significantly worse than the general market averages and the relevant value indices. The only investment approach performing worse out of 50 approaches that Merrill studied was "small-cap", which declined 13.7 percent.

In particular, our performance in the first calendar quarter reflects lower share prices for a few of our significant holdings: Luby's, Prime Hospitality, KLM Royal Dutch, Audiovox, and Stillwater Mining.
We are monitoring each of these companies closely, but in each case, believe our original investment thesis is still valid and continue to hold shares until market prices reflect our estimate of intrinsic value or something fundamentally changes. In several cases, we have increased our positions as prices have declined.

One of the benefits of the turmoil in our segment of the market, however, has been the emergence of a number of new opportunities for us to deploy the Fund's capital in what we believe is a prudent manner. As a result, we have substantially reduced our cash level. During the last six months, we have invested $52.6 million in equities. As you can see in Table 1, we were especially active at putting cash to work when the serious declines in October and February resulted in bargain priced securities coming available. The strong level of investment, offset by portfolio sales of $5.1 million and net fund inflows of $12.9 million, has brought the cash levels in the Aegis Value Fund down from $66.1 million, or 42.7 percent of Fund assets on August 31, 2002 to $31.5 million or 20.1 percent of Fund assets on February 28, 2003. Current cash levels at the Aegis Value Fund are 16.4 percent.


Table 1 -- Compares Level of Aegis Value Fund Stock Purchases to the Level of the Russell 2000 Value Index


For those of you who are inclined to pay attention to near-term performance, we urge you to consider that over the nearly five-year history of our Fund, we have underperformed the Russell 2000 Value benchmark index in 6 of 19 calendar quarters (approximately 32 percent of the time). We assure you that we continue to manage our Fund for positive absolute long-term returns, with minimal emphasis on how we compare with any benchmark index over the short run. We feel strongly that an ability to tolerate near-term negative deviation from the index is often required for long-term investment success. Historical studies (some of which we detailed in our August 31, 2001 Annual Report) show that many of history's strongest long-term investors have underperformed their benchmarks in 30 to 40 percent of all years covered. Our goal is to exceed our benchmarks and deliver strong positive returns over performance periods of three or more years. Table 2 shows the annualized performance of the Aegis Value Fund during every rolling 3-year quarterly period since the Fund's inception. We trust you are pleased with these results.



Table 2 -- Aegis Value Fund Rolling Three-Year Annualized Returns

                      Aegis Value Fund      Russell 2000 Value Index
6/98-6/01                 18.53%                    6.93%
9/98-9/01                 22.30%                    8.83%
12/98-12/01               21.47%                   11.32%
3/99-3/02                 24.94%                   18.72%
6/99-6/02                 18.44%                   12.01%
9/99-9/02                 15.30%                    6.27%
12/99-12/02               18.35%                    7.44%
3/00-3/03                 14.45%                    4.28%



The Current Climate

The markets of just a few years ago were tainted by sky high equity values and excessive capital spending levels, often made possible by aggressive and short-sighted lending practices at the nation's leading banks and other financial institutions. The investor class, pleased with their ever-growing portfolios, was not a constituency eager to pressure the government to reign in the increasingly sloppy accounting standards or the appalling and misleading television day-trading commercials. After all, with annual returns commonly exceeding
25 percent, why rock the boat? The Fund responded to this environment by investing in the unpopular "old economy" companies, the crown jewels that were being sold off cheap by investors wishing to speculate on overvalued, popular "new economy" stocks. We generated solid returns as most conventional investors got burned in their speculating and many returned to a more rational investment approach, seeking to invest in our kinds of companies with bargain valuations once again.

The current economic climate is difficult and visibility is poor as we continue to experience a national economic hangover from the excesses of the late 1990's, the War on Terrorism, and increasing concern over SARS. The capital spending boom led to tremendous overbuilding in several industries and it will take time for demand to catch up, leading to near term overcapacity. The chastened banks and financial institutions, having lost huge amounts of capital in recent bankruptcies, are forcing many companies that have borrowed money to rapidly repay their loans in order to improve their balance sheets. Often the banks are forcing companies to sell off underutilized assets into a very poor market in order to raise capital for loan repayment.

After three years of declining portfolios, and highly publicized scandals at Enron, Worldcom, Tyco, Imclone, Adelphia Communications, and Healthsouth, the investor class is fuming. The politicians have responded. The SEC is flush with cash and is conducting a record number of investigations. Sarbanes-Oxley is the new law of the land and even the smallest public companies are now forced to deal with a new set of expensive regulations. Arthur Andersen has been forced to close shop, and other major accounting firms have taken notice. Audit fees have increased dramatically, and historic accounting practices of all kinds have come under renewed scrutiny.


Our Approach To Investing Today

For some time now there has been substantial geopolitical instability.
No one knows where this will ultimately take us, but we do know there will be many uncertainties in the market. Most impacted by the war have been the hotels, airlines, and firms depending upon consumer discretionary spending, but other industries are also affected. However, despite these uncertainties, we know over long historical periods, including times of high geopolitical uncertainty, the deep-value small-cap style has performed in a manner superior to the overall market.

During the last six months, we took advantage of the overcapacity in certain industries to buy shares of companies with assets valued in the public markets at significant discounts to replacement value.
Two sectors of interest for us here have been the hospitality and offshore construction industries. Amid what has been called "the worst environment since the Great Depression" by managers in the hotel & hospitality industry, we have been actively purchasing shares of Meristar and Prime Hospitality, in effect acquiring hotel rooms at prices less than half of replacement value.

Despite oil prices that remain in the $25-30 per barrel range, natural gas prices in excess of $5 per mmBTU and Spring gas storage at very low levels, companies active in offshore oil & gas facility installation have been trading at bargain levels, in part reflecting a reluctance of the major oil companies to embark on new capital projects until their balance sheets are cleaner and the energy pricing impact of the Iraqi War is better understood. Here we have responded by purchasing stakes in Horizon Offshore and Global Industries, both at prices representing significant discounts to replacement value.

When cyclical demand returns, economics dictates that supply will tighten, pricing will rise, and these companies should generate higher returns on capital. We cannot predict exactly when this could occur, but we seek to minimize downside risks, realizing that in some cases the wait could be measured in years.

Other opportunities we are finding are companies currently experiencing friction with their lenders. Given their recent history of poor lending decisions, banks have very little current appetite for business risk.
In many cases, banks are overreacting in their retrenchment, causing a credit crunch as companies that have borrowed money short-term to buy long-term assets are forced to repay loans. During such periods, company valuations will occasionally drop to significant discounts to underlying asset values until some portion of the company's assets can be successfully liquidated or the debt can be rolled over to a new institution. Regardless of the fact that the company's collateral provides more than adequate debt coverage, newly chastened and now overly cautious institutions will sometimes systematically shun their corporate borrowers, in part because of career or reputational risk associated with holding debt obligations of a potential bankruptcy candidate. In these cases, we analyze assets and invest if we believe the assets can be sold at attractive prices or the debt rolled, hoping to recognize a significant increase in equity value when the fear of financial distress clears. Ethyl Corporation has been a success story for us of this type. Stillwater Mining, Luby's and Teco Energy are some of our recent investments of this nature.

Finally, we have taken advantage of opportunities where companies have been late in filing their financial reports. Given the financial frauds that have been discovered in the recent past, whenever this occurs a dark cloud of suspicion descends over the stock. Institutional investors, previously burned by these kinds of situations, often blindly liquidate their shares, and the pool of available stock purchasers contracts. Sometimes the shares will trade down to a sizable discount to our estimate of underlying value because of the risk of financial shenanigans implied by a delayed filing. While we too are eager to avoid financial frauds, we believe some of these delays, given today's increasingly conservative audit community, may actually be more technical in nature, resulting from an uncertainty on behalf of accounting firms deciding how to present the financial statements. Methodologies for presenting revenues and costs associated with even routine contracts containing certain contingencies can be quite complex. We have seen delays occur while accounting firms, seeking to mitigate their own liability, struggle to implement new draconian auditing standards, and sometimes seek out the SEC for guidance on accounting methodology. We have purchased shares in both Nash Finch and Audiovox at very low multiples after they have announced delayed filings that we believe are likely to have been of this kind of technical nature. In the case of Nash Finch, we purchased the stock at less than 3 times our estimate of their real earnings, and have realized a return of 74 percent on this capital since we started purchasing this position approximately 6 weeks ago.

It is important to realize that we often purchase distressed investments after companies have announced their troubles and at levels where we believe these troubles are already more than discounted in the cheap price. Should these troubles turn out to be more superficial in nature, as we believe they often can be, we stand to earn a good return.
Although we will inevitably experience failures, as we did with Acceptance Insurance last year (which impacted the Fund by $0.02-$0.03 per share), we believe a diversified portfolio which contains some distressed investments is likely to produce a healthier aggregate return.


Market and Fund Valuation Levels

Our shareholder letter would not be complete without a reminder of the continuing attractive relative valuation levels available in small-cap value stocks. In the annual letter in August, we noted that small cap stocks in general appeared to be fairly valued from a historical standpoint. By February, the Russell 2000 Index of small-cap stocks had declined an additional 4.2 percent. As you can see in Table 3, the Russell 2000 Index continues to trade at a valuation level significantly beneath that of the large-cap S&P 500 index on both a price-to-sales
basis and a price-to-book basis.   We also would like to note that the
Russell 2000 Index currently trades at a very low price-to-book valuation level unseen since 1991. While the price-to-sales ratio for the Russell 2000 Index is still higher than in the late 1980s, it is among the lowest we have seen in the last 10 years.


Table 3:  Historical Price-To-Book And Price-To-Sales Valuation Levels


As of March 31, 2003, the Aegis Value Fund portfolio traded at levels representing approximately 65 percent of book value and 68 percent of sales, a new all-time low valuation on price-to-book since the Fund's inception in May 1998. These levels can be seen graphically in Table 3. Compared to a dollar invested in the small-cap Russell 2000 Index, every dollar of investment in the Aegis Value Fund currently purchases
25 percent more in corporate sales and approximately 165 percent more in corporate balance sheet equity. Compared to a dollar invested in the large-cap S&P 500 index, every dollar of investment in the Aegis Value Fund purchases 115 percent more in corporate sales and nearly
315 percent more in corporate balance sheet equity.

The extra volume of sales and equity that we buy with each of our investment dollars is important. Because of the low valuation levels in the Aegis Value Fund portfolio, we can realize a satisfactory return on our investment portfolio with a much lower return on our corporate sales dollars and corporate equity dollars. It is much easier for us to win the race for investment returns when the hurdles for our corporate management teams are set so low. If management can get over higher hurdles, and we hope they do, returns are even sweeter. Even after the significant market declines we've seen in recent years, in many conventional large-cap stocks, the hurdles managements need to get over in order to deliver satisfactory shareholder returns remain dauntingly high.



On a final note, we would like to once again welcome you to get in touch with us should you ever have any questions regarding our investment philosophy or approach. We take shareholder communications seriously, and handle the function internally. We continue to have the overwhelming portion of our own liquid assets invested in the Fund, or in the same manner, so we remain committed to our investment style.
Over the last six months, we have continued to add to our personal small-cap value investments. While there are no guarantees, we believe the risk/reward profile of our portfolio remains attractive.

Our financial statements are provided on the following pages for your review.

Berno, Gambal & Barbee, Inc.
William S. Berno, CFA
Paul Gambal
Scott L. Barbee, CFA
Managing Directors




Aegis Value Fund, Inc.
Schedule of Portfolio Investments
February 28, 2003
(Unaudited)



Common Stock - 79.1%                      Shares          Market Value

Industrial Cyclicals - 12.8%

Allied Defense Group, Inc.*              206,900            $3,614,543
American Pacific Corp.*                  561,417             4,272,383
Ampco-Pittsburgh Corporation              65,000               812,500
Butler Manufacturing, Inc.               150,000             2,700,000
Commonwealth Industries, Inc.             47,996               239,980
Ethyl Corporation*                       208,260             1,866,009
International Aluminum Corp.              32,300               594,966
P.H. Glatfelter Company                    3,000                29,850
Pope & Talbot, Inc.                      109,100             1,325,565
Quipp, Inc.*                              78,300               865,215
RTI International Metals Inc.*            10,000                92,000
Ryerson Tull Class A                     519,800             3,290,334
Stewart & Stevenson Inc.                  33,900               328,152
Tecumseh Products Company - Class B        1,500                63,375
                                                             =========
                                                            20,094,872


Finance and Real Estate - 15.1%

Acceptance Insurance Companies, Inc.*    229,400                 4,588
Aegis Realty Inc.                        380,000             4,370,000
Allmerica Financial Corp.*               224,000             3,169,600
American Physicians Capital Inc.*        185,750             3,633,270
Crazy Woman Creek Bancorp                  3,000                45,300
First Union Real Estate Equity SBI*    1,045,000             1,609,300
Kramont Realty Trust                       3,500                52,325
Medallion Financial Corp.                 11,400                38,988
Meristar Hospitality Inc.*               230,100               614,367
The MIIX Group Inc.*                     720,000               720,000
Prime Hospitality Corp.*                 625,400             3,227,064
SCPIE Holdings, Inc.                     747,902             4,891,279
Standard Pacific Corp.                    45,600             1,175,112
                                                             =========
                                                            23,551,193


Textiles and Apparel - 3.3%

Delta Apparel, Inc.*                      56,900               845,534
Delta Woodside Industries*               428,700             1,689,078
Haggar Corporation                       195,071             2,145,781
Kellwood Company                          10,769               275,686
Nitches, Inc.                             37,620               273,686
                                                             =========
                                                             5,229,765


Transportation - 9.0%

America West Holdings*                   561,000             1,037,850
Imperial Parking, Inc.*                      750                17,550
International Shipholding Corp.*          95,700               588,555
KLM Royal Dutch Airline                  397,000             2,775,030
Maritrans, Inc.                           73,800               896,670
National RV Holdings*                     99,900               544,455
OMI Corporation*                         950,000             4,417,500
Overseas Shipholding Group, Inc.         100,000             1,594,000
SCS Transport, Inc.*                      25,550               285,904
Sea Containers Ltd. - Class A*           308,200             1,883,102
                                                             =========
                                                            14,040,616


Energy & Natural Resources - 15.1%

Alliant Energy Corp.                     160,000             2,521,600
Avista Corporation                        40,800               416,568
Global Industries, Inc.*                 747,217             3,213,033
Horizon Offshore Inc.*                   638,485             2,451,782
Idacorp Inc.                              80,800             1,756,592
McMoran Exploration, Inc.*                 1,875                11,025
PNM Resources, Inc.                      170,000             3,583,600
Petroleum Development Corp.*             187,071             1,081,083
Stillwater Mining Co.*                   833,600             1,950,624
TECO Energy Inc.                         200,000             2,216,000
Texas Genco Holdings Inc.                 25,000               410,000
USEC Inc.                                672,900             4,057,587
                                                            ==========
                                                            23,669,494


Health Care - 0.6%

Nabi Biopharmaceuticals*                 185,000               949,050
                                                              ========
                                                               949,050


Agriculture - 5.1%

The Andersons, Inc.                      281,000             3,624,900
Corn Products International                1,000                30,050
Dimon Inc.                               391,500             2,395,980
MGP Ingredients Inc.                         280                 2,069
Seaboard Corporation                         200                45,990
Standard Commercial Corporation          114,300             1,920,240
                                                             =========
                                                             8,019,229


Consumer Durables - 1.3%

Bassett Furniture Industries, Inc.       177,148             2,069,089
                                                             =========
                                                             2,069,089


Technology - 7.1%

Audiovox Corporation - Class A*          541,726             4,458,405
CAM Commerce Solutions, Inc.*             60,100               258,430
Clarus Corporation*                      240,233             1,254,016
IDT Corporation*                          10,000               155,500
IDT Corporation - Class B*                86,000             1,308,060
Integrated Telecom Express Inc.*         308,300               588,853
Liquid Audio Inc.*                       372,100               126,514
Printware, Inc.*                          32,000                18,400
Selectica, Inc.*                         198,000               588,060
Sparton Corporation*                       8,400                66,528
Technology Solutions Company*            818,594               843,153
ValueClick Inc.*                         450,100             1,413,314
                                                            ==========
                                                            11,079,233


Retail and Entertainment - 7.0%

Books-A-Million Inc.*                    858,822             1,855,056
Bowl America Inc. - Class A                9,481               110,359
Duckwall-ALCO Stores, Inc.*              140,000             1,323,000
The Elder-Beerman Stores Corporation*    355,475               885,133
Luby's, Inc.*                          1,937,200             2,634,592
Marsh Supermarkets, Inc. - Class B       187,500             1,878,750
Nathan's Famous, Inc.*                   132,400               482,598
OfficeMax Inc.*                          386,000             1,848,940
                                                            ==========
                                                            11,018,428


Consumer Non-Durables - 2.7%

CPAC, Inc.                               306,998             1,538,060
Head N.V.                              1,370,000             2,219,400
National Presto Industries, Inc.          15,000               411,150
                                                             =========
                                                             4,168,610
                                                           ===========

   Total Common Stocks - (Cost $139,310,152)              $123,889,579



Preferred Stocks - 1.2%                   Shares          Market Value

Glenborough Realty 7.75% Conv. Pfd.       14,000              $303,100
La Quinta Properties 9% Series A Pfd.     76,800             1,624,320
                                                             =========

   Total Preferred Stocks - (Cost $1,925,256)               $1,927,420



Rights and Warrants - 0.0%

Coast Federal Contingent Payment Rights*  14,000                $2,590
                                                                ======

   Total Rights and Warrants - (Cost $54,653)                   $2,590



Short-Term Investments - 16.0%        Face Value          Market Value

U. S. Treasury Bill due 3/6/03       $10,000,000            $9,998,236
U. S. Treasury Bill due 3/20/03        8,000,000             7,995,571
U. S. Treasury Bill due 4/3/03         7,000,000             6,993,189
                                                            ==========

  Total Short-Term Investments - (Cost $24,978,672)        $24,986,996
                                                         =============

Total Investments - 96.3% (Cost $166,268,733)             $150,806,585
                                                         =============

Other Assets and Liabilities - 3.7%                          5,846,087
                                                         =============

   Net Assets - 100.0%                                    $156,652,672
                                                         =============

*Non-income producing securities







Aegis Value Fund, Inc.
Statement of Assets and Liabilities
February 28, 2003
(Unaudited)


Assets

Investments at market value  (cost $166,268,733)          $150,806,585
Cash                                                         6,496,836
Receivable for fund shares sold                                141,467
Interest and dividends receivable                              211,008
Other assets                                                      -0-
Receivable from investment advisor                              16,960
                                                          ============

   Total assets                                            157,672,856


Liabilities

Payable for investment securities purchased                    783,671
Payable for fund shares redeemed                               236,513
Accrued expenses                                                  -0-
                                                          ============

   Total liabilities                                         1,020,184
                                                          ============

Net assets (13,369,517.956 shares of $0.001 par           $156,652,672
   value capital stock outstanding; 100,000,000 shares authorized)

Net asset value per share                                       $11.72










Aegis Value Fund, Inc.
Statement of Operations
For the Period September 1, 2002
to February 28, 2003
(Unaudited)


Investment Income

  Dividends                                                 $1,315,210
  Interest                                                     355,138
                                                            ==========

     Total Income                                            1,670,348


Expenses

  Investment advisory fees                                     965,837
  Transfer agency and administration fees                      201,216
  Registration fees                                             34,513
  Custody fees                                                  12,503
  Printing and postage costs                                    19,178
  Legal and accounting fees                                     11,283
  Directors fees                                                 7,265
  Insurance and other                                           16,562
                                                             =========

     Gross expenses                                          1,268,357

  Less:  fees paid indirectly                                   (7,564)
  Less:  fees reimbursed by investment advisor                 (53,497)
                                                             =========

     Net expenses                                            1,207,296
                                                             =========

Net investment income                                          463,052
                                                             =========


Realized and unrealized gain (loss) on investments

  Net realized gain on investments                           1,169,942
  Change in unrealized appreciation (depreciation) of      (12,298,353)
       investments for the period                          ===========

Net realized and unrealized gain (loss) on investments     (11,128,411)
                                                           ===========

Net decrease in net assets resulting from operations      $(10,665,359)
                                                          =============











Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period September 1, 2002
to February 28, 2003
(Unaudited)


Increase in net assets from operations

  Investment income - net                                     $463,052
  Net realized gain on investments                           1,169,942
  Change in unrealized appreciation                        (12,298,353)
                                                           ===========

     Net increase (decrease) in net assets
        resulting from operations                          (10,665,359)
                                                           ===========


Distributions

  Investment income - net                                   (6,215,644)
  Realized capital gains                                      (528,992)
                                                           ===========

     Total distributions                                    (6,744,636)
                                                           ===========

Capital share transactions*

  Subscriptions                                             71,459,487
  Distributions reinvested                                   6,418,646
  Redemptions                                              (58,522,771)
                                                           ===========

     Total capital share transactions                       19,355,362
                                                           ===========

     Total increase in net assets                           $1,945,367
                                                           ===========


Net assets at beginning of period                         $154,707,305

Net assets at end of period                               $156,652,672


   *Share information

     Subscriptions                          6,272,107
     Distributions reinvested                 511,854
     Redemptions                           (4,685,873)












Aegis Value Fund, Inc.
Financial Highlights
For Six Months Ending February 28, 2003
and Fiscal Year Ending August 31, 2002
(Unaudited)

                                    Six Months Ending    Fiscal Yr Ending
                                    February 28, 2003    August 31, 2002
                                    -----------------    ---------------
Per share data:

Net asset value - beginning of period         $12.99             $12.12
                                               =====              =====
Income from investment operation-
  Net investment income                         0.04               0.01
  Net realized and unrealized
           gain (loss) on investments          (0.80)              0.90
                                               =====              =====
   Total from investment operations            (0.76)              0.91
                                               =====              =====

Less distributions declared to shareholders
   From investment income - net                (0.47)               --#
   From realized capital gains                 (0.04)             (0.04)
                                               =====              =====
     Total distributions                       (0.51)             (0.04)
                                               =====              =====

Net asset value - end of period               $11.72             $12.99
                                               =====              =====

Total investment return for the period        -6.15%              7.50%


Ratios (to average net assets)/Supplemental data:

Expenses (annualized)                         *1.50%              1.50%
Net investment income (annualized)            *0.58%              0.04%
Portfolio turnover                                4%                29%


Net assets at end of period (000's)         $156,653           $154,707


#Less than $0.01

*The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios for the six months ended February 28, 2003 would have been:
     Net investment income       $0.03
Ratios (to average net assets)
     Expense ratio                1.57%
     Net investment income        0.51%







Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri  64106

Certified Public Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street, Suite 2100
Baltimore, Maryland  21201

Counsel
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C.  20006